UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2014

Adeptus Health Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36520	46-5037387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 South Lake Vista, Suite 200, Lewisville, Texas 75067

(Address of Principal Executive Offices) (Zip Code)

(972) 899-6666

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                       Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) of Class A common stock, par value $0.01 per share (the “Common Stock”), of Adeptus Health Inc. (the “Company”), described in the Company’s prospectus (“Prospectus”), dated June 24, 2014 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is deemed to be part of the Company’s Registration Statement on Form S-1 (File No. 333-196142), as amended (the “Registration Statement”), the following documents were entered into:

(1)         the Underwriting Agreement, dated as of June 24, 2014 (the “Underwriting Agreement”), by and among the Company, Adeptus Health LLC, SCP III AIV THREE-FCER Conduit, L.P. (“SCP III Conduit”) and the several underwriters;

(2)         the Stockholders’ Agreement, dated as of June 25, 2014 (the “Stockholders’ Agreement”), by and among the Company, SCP III Conduit and SCP III AIV THREE-FCER, L.P. (“SCP III AIV”);

(3)         the Registration Rights Agreement, dated as of June 25, 2014, by and among the Company, SCP III Conduit, SCP AIV and the other stockholders named therein (the “Registration Rights Agreement”);

(4)         the Tax Receivable Agreement, dated as of June 25, 2014, among the Company, SCP III Conduit, SCP AIV and the other parties named therein;

(5)         the Agreement and Plan of Merger, dated as of June 24, 2014 (the “Merger Agreement”), by and among the Company, SCP III Conduit and SCP III AIV THREE-FCER Blocker, Inc. (together with SCP III Conduit and SCP III AIV, the “SCP III Entities”); and

(6)         the Amended and Restated Limited Liability Company Agreement of Adeptus Health LLC, dated as of June 24, 2014 (the “Amended and Restated LLC Agreement”).

The SCP III Entities are affiliates of Sterling Partners (“Sterling”) and have various relationships with the Company. For further information concerning the other material relationships between the Company and such Sterling entities and their affiliates, see “Certain Relationships and Related Party Transactions” in the Prospectus.

The Underwriting Agreement is filed herewith as Exhibit 1.1, and the Amended and Restated LLC Agreement, the Stockholders’ Agreement, the Registration Rights Agreement, the Tax Receivable Agreement and the Merger Agreement are filed herewith as Exhibits 10.1, 4.1, 10.2, 10.3 and 10.5 respectively, and are each incorporated herein by reference.  The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as Exhibits 1.1, 10.7, 4.1, 10.6, 10.1 and 10.16, respectively, to the Registration Statement and described therein.

Item 1.02                                       Termination of a Material Definitive Agreement.

The Company was party to an Advisory Services Agreement, dated as of September 30, 2011, with Sterling Fund Management, LLC (“SFM”), an affiliate of Sterling, pursuant to which SFM provided management, consulting and financial services to the Company and its subsidiaries. Under the Advisory Services Agreement, SFM received an annual management fee, subject to certain adjustments, and reimbursement for certain expenses. As described in the Prospectus, in connection with the consummation of the Offering, the Advisory Services Agreement was terminated and the Company paid a one-time termination fee of $2.0 million to SFM.

The Termination Agreement, dated as of June 24, 2014, between SFM and First Choice ER, LLC is filed herewith as Exhibit 10.4 and is incorporated herein by reference.  The terms of this agreement are substantially the same as the terms set forth in the form of such agreement filed as Exhibit 10.5 to the Registration Statement and described therein.

Item 3.03                                       Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02                                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adeptus Health Inc. 2014 Omnibus Incentive Plan

In connection with the Offering, the Company’s Board of Directors and its sole stockholder adopted the Adeptus Health Inc. 2014 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Omnibus Incentive Plan provides for the granting of stock options, restricted stock and other stock-based or performance-based awards to directors, officers, employees, consultants and advisors of the Company and its affiliates. The total number of shares of Common Stock that may be issued under the Omnibus Incentive Plan is 1,033,500. For further information regarding the Omnibus Incentive Plan, see “Executive Compensation—Compensation Arrangements to be Adopted in Connection with this Offering—2014 Omnibus Incentive Plan” in the Prospectus. The Omnibus Incentive Plan is filed herewith as Exhibit 10.9, and is incorporated herein by reference. The terms of the Omnibus Incentive Plan are substantially the same as the terms set forth in the form previously filed as Exhibit 10.15 to the Registration Statement and described therein.

Resignation of Directors, Appointment of Directors, Committee Composition

Effective June 24, 2014, following the effective time of the Registration Statement, Timothy L. Fielding and Graham B. Cherrington resigned as members of the Company’s Board of Directors.

Effective June 24, 2014, following the effective time of the Registration Statement, Thomas S. Hall was re-elected to the Company’s Board of Directors, and Richard Covert, Daniel W. Rosenberg, Gregory W. Scott, Ronald L. Taylor, Jeffery S. Vender, Daniel J. Hosler and Steven V. Napolitano were elected to the Company’s Board of Directors. In addition, effective June 24, 2014, following the effective time of the Registration Statement, Messrs. Scott, Taylor and Hosler were appointed to serve as members of the audit committee of the Board of Directors; Messrs. Taylor, Rosenberg, Vender and Napolitano were appointed to serve as members of the compensation committee of the Board of Directors; and Messrs. Rosenberg, Scott and Napolitano were appointed to serve as members of the nominating and corporate governance committee of the Board of Directors. Biographical information regarding these directors, and a description of the material terms of their annual compensation following the consummation of the Offering have previously been reported by the Company in the Prospectus, which descriptions are incorporated herein by reference.

Non-Employee Director Equity Grants

On June 24, 2014, the Company granted restricted stock to its non-employee directors under the Omnibus Incentive Plan, representing the prorated amount of the directors’ annual equity award for fiscal 2013.  The non-employee directors were granted restricted stock in the following amounts: Mr. Napolitano received 3,410 shares, and each of Messrs. Covert, Rosenberg, Scott, Taylor, Vender and Hosler received 1,702 shares.  For further information regarding the Omnibus Incentive Plan, see “Executive Compensation—Compensation Arrangements to be Adopted in Connection with this Offering—2014 Omnibus Incentive Plan” in the Prospectus.  For further information regarding these non-employee director equity grants, see “Executive Compensation—Narrative to Director Compensation Table” in the Prospectus.

Amendments to Employment Agreements

On June 24, 2014, First Choice ER, LLC entered into amendments to the employment agreements with each of Messrs. Hall, Fielding and Cherrington. The amendments to the employment agreements of Messrs. Hall, Fielding and Cherrington are filed herewith as Exhibits 10.6, 10.7 and 10.8, respectively, and are incorporated herein by reference.  The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as Exhibits 10.11, 10.12 and 10.13, respectively, to the Registration Statement and described in the Prospectus.

Item 5.03                                       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 25, 2014, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) became effective and the Company’s bylaws were also amended and restated (the “Bylaws”), each as contemplated by the Registration Statement. The Charter and Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Charter and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement and described in the Prospectus.

Item 8.01                                       Other Events.

On June 30, 2014, the Company completed the Offering, including the exercise in full by the underwriters of their option to purchase additional shares, of 735,000 shares of Common Stock. The Company sold 5,321,414 shares of Common Stock for cash consideration of $22.00 per share ($20.46 per share, net of underwriting discounts and commissions) to a syndicate of underwriters led by Deutsche Bank Securities Inc. and Goldman, Sachs & Co., for approximately $108,876,130.44  in net proceeds. The remaining 313,586 shares of Common Stock were sold by SCP III Conduit for approximately $6,415,969.56 in net proceeds. The Company did not receive any of the proceeds from the sale of shares of Common Stock by SCP III Conduit.

Item 9.01                                            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated June 24, 2014, by and among the Company, Adeptus Health LLC, SCP III AIV THREE-FCER Conduit, L.P. and the several underwriters.

3.1	Amended and Restated Certificate of Incorporation of Adeptus Health Inc., dated June 25, 2014.

3.2	Amended and Restated By-laws of Adeptus Health Inc.

4.1	Stockholders’ Agreement, dated as of June 25, 2015, by and among the Company, SCP III AIV THREE-FCER, L.P. and SCP III AIV THREE-FCER Conduit, L.P.

10.1	Amended and Restated Limited Liability Company Agreement of Adeptus Health LLC, dated June 24, 2014.

10.2	Registration Rights Agreement, dated as of June 25, 2014, by and among the Company and the stockholders named therein.

10.3	Tax Receivable Agreement, dated as of June 25, 2014, by and among Adeptus Health Inc. and the other parties named therein.

10.4	Termination Agreement with respect to the Advisory Services Agreement, dated as of June 24, 2014,by and between Sterling Fund Management, LLC and First Choice ER, LLC.

10.5	Agreement and Plan of Merger, dated as of June 24, 2014, by and among the Company, SCP III AIV THREE-FCER Blocker, Inc. and SCP III AIV THREE-FCER Conduit, L.P.

10.6	Amendment to Employment Agreement, dated as of June 24, 2014, by and between First Choice ER, LLC and Thomas S. Hall.

10.7	Amendment to Employment Agreement, dated as of June 24, 2014, by and between First Choice ER, LLC and Timothy L. Fielding.

10.8	Amendment to Employment Agreement, dated as of June 24, 2014, by and between First Choice ER, LLC and Graham B. Cherrington.

10.9	Adeptus Health Inc. 2014 Omnibus Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adeptus Health Inc.

By:	/s/ Timothy L. Fielding
Name:	Timothy L. Fielding
Title:	Treasurer and Chief Financial Officer

June 30, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated June 24, 2014, by and among the Company, Adeptus Health LLC, SCP III AIV THREE-FCER Conduit, L.P. and the several underwriters.

3.1	Amended and Restated Certificate of Incorporation of Adeptus Health Inc., dated June 25, 2014.

3.2	Amended and Restated By-laws of Adeptus Health Inc.

4.1	Stockholders’ Agreement, dated as of June 25, 2015, by and among the Company, SCP III AIV THREE-FCER, L.P. and SCP III AIV THREE-FCER Conduit, L.P.

10.1	Amended and Restated Limited Liability Company Agreement of Adeptus Health LLC, dated June 24, 2014.

10.2	Registration Rights Agreement, dated as of June 25, 2014, by and among the Company and the stockholders named therein.

10.3	Tax Receivable Agreement, dated as of June 25, 2014, by and among Adeptus Health Inc. and the other parties named therein.

10.4	Termination Agreement with respect to the Advisory Services Agreement, dated as of June 24, 2014,by and between Sterling Fund Management, LLC and First Choice ER, LLC.

10.5	Agreement and Plan of Merger, dated as of June 24, 2014, by and among the Company, SCP III AIV THREE-FCER Blocker, Inc. and SCP III AIV THREE-FCER Conduit, L.P.

10.6	Amendment to Employment Agreement, dated as of June 24, 2014, by and between First Choice ER, LLC and Thomas S. Hall.

10.7	Amendment to Employment Agreement, dated as of June 24, 2014, by and between First Choice ER, LLC and Timothy L. Fielding.

10.8	Amendment to Employment Agreement, dated as of June 24, 2014, by and between First Choice ER, LLC and Graham B. Cherrington.

10.9	Adeptus Health Inc. 2014 Omnibus Incentive Plan.